• VII P EAKS - KBR C O - O PTIVIST ™ I NCOME BDC II, I NC A PUBLICLY REGISTERED NON - TRADED BUSINESS DEVELOPMENT COMPANY Investing in discounted debt of public and private companies KBR - 080 090612

• Current Annualized Distribution Rate: 7.35% Paid semi - monthly, as approved by the Board of Directors¹ Semi - monthly distributions anticipated from… …investments in short duration fixed - income and high - yield bonds Potential capital appreciation from… …the restructuring of the corporate debt through the Co - Optivist ™ strategy I NVESTMENT O PPORTUNITY VII Peaks - KBR Co - Optivist™ Income BDC II’s proprietary Co - Optivist™ investment strategy intends to primarily invest in discounted traded corporate debt securities of small public and private American companies ¹Annualized distribution rate announced by fund management on 7/30/2012. There can be no assurance that we can maintain distr ibu tions at any particular level. There is no guarantee that these objectives will be met or that an investment will be profitable. Investments are subject to risks and may lose principal. Please refer to the prospectus for risks and details. 2 CASH FLOW AND CAPITAL GAINS POTENTIAL IN ONE INVESTMENT:

• U NIQUE I NVESTMENT O PPORTUNITY PROACTIVE APPROACH TARGETS INVESTMENTS ON AVERAGE 24 MONTHS PRIOR TO A REDEMPTION EVENT There is no guarantee that these objectives will be met or that an investment will be profitable. Investments are subject to risks and may lose principal. Please refer to the prospectus for risks and details. Proprietary Co - Optivist ™ Investment Approach Current semi - monthly Cash Flow Distributions Event - driven Growth Strategy Opportunity to Invest in Private Companies Diversification from Fluctuations in Publicly Traded Markets SEC Regulated including Public Reporting 3

• Discounted corporate debt securities of small public and private companies, on an anticipated unleveraged basis , that have a perceived risk of near term liquidity issues , but have solid fundamentals and business prospects including: W HAT I S THE C O - O PTIVIST TM A PPROACH ? The Co - Optivist ™ (“cooperative activism”) is a proprietary strategy 1 developed by VII Peaks Capital 1 Please see the Business section of the prospectus Page 48 for further details. T HE C O - O PTIVIST ™ APPROACH INVOLVES PRIMARILY INVESTING IN : historical revenue growth positive cash flow sufficient asset coverage 4

• W HAT I S THE C O - O PTIVIST TM A PPROACH ? THE VII PEAKS - KBR CO - OPTIVIST™ APPROACH INCLUDES PROACTIVELY ENGAGING THE TARGET COMPANY’S MANAGEMENT TO: VII Peaks - KBR does not provide financing and is not a lender, but rather assists the target company in successfully restructuring or refinancing their debt, thereby creating potential appreciation for the BDCs investors Provide potential event - driven appreciation for investors Improve the target company’s overall liquidity De - lever the target company’s balance sheet Restructure the underlying corporate debt securities 5

• • Identify targets based upon the VII Peaks - KBR investment criteria • Establish/maintain dialogue with management and financial advisors of top priority targets • Establish/maintain dialogue with other bondholders of top priority targets • Develop preliminary investment thesis and prepare short form overview for top priority targets • Present short form overviews to Investment Committee • Investment Committee approves which targets to proceed with • Perform in - depth company and industry due diligence and valuation analyses • Present final investment and due diligence memorandum to Investment Committee • Investment Committee approves investment • Acquire complete position before approaching management to commence debt restructuring • Talk to other stakeholders including bondholders and seek feedback on proposed terms for debt exchange • Communicate with target’s financial advisors • After restructuring event is public, re - evaluate investment exit opportunities • Lock in return upon reaching predetermined hurdle rate • Depending on market reaction to restructuring event, evaluate other potential transactions for additional returns before exit I NVESTMENT S ELECTION P ROCESS 1 ¹ Please see page 53 - 56 of the Prospectus for a full discussion Opportunity Identification Investment Committee Portfolio Management Exit Investment 6

• Receive Receive new bonds, cash or stock combination upon acceptance of the terms of the restructuring Agreement Agreement to terms of restructuring by target company and bondholders Negotiate Negotiate with management team in a cooperative fashion, but as an activist on behalf of bondholders to de - lever the target company’s balance sheet Approach Approach target company management with a debt restructuring proposal Cash Flow Cash Flow Coupon payments received from the target company are used to pay investors a quarterly or more frequent cash flow. Cash flow to investors is not expected to be dependent on debt restructuring S UMMARY OF THE C O - O PTIVIST TM S TRATEGY There is no guarantee that these objectives will be met or that an investment will be profitable. Investments are subject to risks and may lose principal. Please refer to the prospectus for risks and details. 7 The Co - Optivist TM strategy provides Investors:  Anticipated semi - monthly distributions from a strategy that invests in short duration fixed income and high - yield debt securities  Potential capital appreciation from the restructuring of the corporate debt Purchase publicly traded corporate debt in the secondary loan market at a discount to Par (senior loans, high yield, convertible debt) Appreciation May result in a capital gain upon receipt of new bonds, cash or stock. Exit investment at appropriate price and time in the secondary loan market. Each restructuring is anticipated to take 3 to 12 months

• C O - O PTIVIST TM S TRATEGY O PPORTUNITY For illustration purposes only. Bond prices and discounts may vary. There is no guarantee that a bond will increase in value or be repaid. Purchase Scheduled Debt Expiration Anticipated Income from Coupon Payments During Ownership of Debt VII Peaks - KBR Seeks to Purchase at a Discount to “Par” Scheduled Debt Repayment at Par Current Trading Price Par 8 Original issue Price is at “Par” Price May Decrease Due to Market Factors The VII Peaks - KBR Co - Optivist TM approach seeks to: • Improve the probability of a successful repayment at Par • While compressing the timeframe within which the event occurs • Thereby, increasing the IRR and creating an event that is not correlated to the market Opportunity for Restructuring Ahead of Debt Expiration Potential Opportunity A bond that is purchased at a discount and later is paid back at Par, could provide potential appreciation, in addition to potential cash flow

• A DDRESSABLE M ARKET S IZE VII Peaks - KBR Co - Optivist TM strategy seeks to take advantage of this debt maturity opportunity by purchasing the discounted debt of target companies and then providing assistance with debt restructuring to create potential growth for the BDC 1 J.P. Morgan, Markit, Fund Evaluation Group (August 31, 2011) $89 $54 $154 $65 $136 $125 $87 $16 $50 $84 $143 $143 $162 $552 $0 $175 $350 $525 $700 2012E 2013E 2014E 2015E 2016E 2017E 2018E and beyond High yield bonds Institutional loans ESTIMATED ANNUAL DEBT MATURITY SCHEDULE In billions 9 According to JP Morgan 1 approximately $1.2 trillion of American - based high yield and institutional loans will mature between 2012 and 2018

• W HO I S VII P EAKS - KBR? VII PEAKS - KBR IS A SPONSOR OF ALTERNATIVE INVESTMENTS, INCLUDING THE VII PEAKS - KBR CO - OPTIVIST TM INCOME BDC II 1 Prior performance is not indicative of future results. There can be no assurance that future projects will achieve comparable re sults. See Management section of the Prospectus, Pg. 57 for full disclosure.. Dollar amounts include transactions that the principals have been involved with while at VII Peaks Capital and other firms an d includes transactions that were ultimately not completed. See "Management" section of the Prospectus for disclosure of the bu sin ess backgrounds of the principals. The principals have broad investment experience 1 including: Over $ 40 billion of corporate finance transactions Over $ 20 billion of underwriting and issuing corporate debt products Serving as financial advisors to private equity funds, venture capital firms and corporations 10

VII PEAKS-KBR CO-OPTIVIST INCOME BDC II HIGHLIGHTS[1]

Maximum offering	**$750,000,000**
Minimum investment	$5,000
Reporting	Quarterly valuations, public reporting and audited financial statements
Distributions:	**7.35%** paid semi-monthly, as currently approved by the Board of Directors*
Term	5 year anticipated term from offering close
Tax reporting	1099
Liquidity	20% of total shares available for investor redemption per year (5%/quarter)[2]
Suitability	Net worth[3] of at least $70,000 and annual gross income of at least $70,000; or a net worth of at least $250,000
Fees	2%-1.5% declining base management fee 20% incentive fee paid in connection with capital gains 20% incentive fee on income, above the preferred return to investors No acquisition costs. No disposition, origination, or transaction fees

* Annualized distribution rate announced by fund management on 7/30/2012. There can be no assurance that we can maintain distributions at any particular level.

[1] For further information regarding Offering features see the prospectus. Investments in any security involve a high degree of risk and should only be considered by investors who can withstand the loss of their investment. Prospective investors should carefully review the "Risk Factors" section of the prospectus.

[2] Commencing upon the first quarter following the one year anniversary of meeting the offering minimum. Calculated on the weighted average of shares outstanding during the prior year. Redemptions are subject to Board approval and may be suspended or terminated at any time, as provided in prospectus dated March 9, 2012 (page 114).

[3] Net worth does not include home, furnishings or personal automobiles. The following states have additional suitability standards: CA, ID, KS, KY, ME, NE, OH, and TN. See the "Suitability Standards" section of the prospectus.

VII PEAKS · KBR
CO-OPTIVIST™ FUNDS

11

• of institutional investors have allocated a portion of their portfolio to direct investments in privately owned companies 1 Over 80 % W HAT I S A BDC? 1 Source: Council of Institutional Investors Asset Allocation Survey 2010 B USINESS D EVELOPMENT C OMPANY (BDC) U NIQUE O PPORTUNITY FOR I NDIVIDUAL I NVESTORS  Created by Congress in 1980  May invest in stocks and bonds of private and small public American - owned companies  Potential diversification  May be similar to institutionally managed portfolios 12

FEATURES OF BDCs

THE VII PEAKS-KBR CO-OPTIVIST APPROACH

Features of :	All Publicly Registered Non-Listed BDCs	VII Peaks-KBR Co-Optivist BDC[1]
Valuations required quarterly	●	●
SEC regulated, including public reporting	●	●
Must have a registered investment advisor (RIA)	●	●
Share price adjustments mandatory on increasing NAV	●	●
Affiliated transaction restrictions, limiting conflicts of interest	●	●
1 to 1 leverage restriction	●	●
Not subject to the volatility of the stock market	●	●
Invests in short-term 24 month average duration, discounted, traded bonds		●
Fixed income or high-yield diversification alternative		●
Consistent cash flow anticipated		●
Event driven growth strategy		●
5 year anticipated term		●
Up to 20% liquidity per year available[2]		●
No leverage currently. Little or none anticipated		●

[1]See prospectus and BDC II Highlights slide, for more information , risks and disclosures.

[2] Commencing upon the first quarter following the one year anniversary of meeting the offering minimum. Calculated on the weighted average of shares outstanding during the prior year. Redemptions are subject to Board approval and may be suspended or terminated at any time, as provided in prospectus dated March 9, 2012 (page 114).

VII PEAKS · KBR
CO-OPTIVIST™ FUNDS

13

• S UMMARY OF R ISKS 1 • This presentation is preceded or accompanied by a prospectus . Additional copies of the prospectus may be obtained by contacting KBR Capital Markets at 877 - 7000 - KBR . • The Company is a newly formed, development stage entity with no operating history or revenues, and there is no basis on which to evaluate our ability to achieve the business objectives - The Manager is a newly - formed entity with no history of managing a portfolio of debt securities ; • Our resources may be insufficient to cover operating expenses and expenses of consummating our business acquisitions ; • The Manager has full authority and discretion over the timing and amount of distributions, and it may decide to reduce or eliminate distributions at any time, which may have an adverse affect on investments ; • Potential target companies in which to invest have not been selected . As a result, you will be unable to ascertain the merits or risks of the business or businesses in which we may ultimately invest ; • Purchases of debt securities of financially stressed companies creates an enhanced risk of substantial loss or loss of entire investment - The capital structures of target companies may have significant leverage – this may increase exposure to adverse economic factors ; • There is currently no market for the Interests nor is it expected that a market will develop in the foreseeable future, which adversely affects the liquidity and price of the Interests ; • While we intend to conduct quarterly tender offers for a limited number of our shares pursuant to our share repurchase program beginning with the first calendar quarter following the one - year anniversary of achieving the minimum offering requirement, we may suspend or terminate the share repurchase program at any time ; • A significant portion of our portfolio will be recorded at fair value as determined in good faith by our board of directors and, as a result, there will be uncertainty as to the value of our portfolio investments ; • The potential for our Manager to earn incentive fees under the investment advisory agreement may create an incentive to it to enter into investments that are riskier and more speculative than would otherwise be in our best interests ; • This is a “best efforts” offering and, if we are able to raise substantial funds then we will be more limited in the number and type of investments we make . As a result, our ability to diversify will be constrained ; • If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the amount of our distributions ; • Our Manager and certain of its affiliates, some of which may have the same or substantially similar investment objectives as the Company, face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments . 1 For a further discussion and detail of risks relevant to the Funds, see the “Risk Factors” section of the prospectus, Pg 23. 14

• VII P EAKS - KBR C O - O PTIVIST ™ I NCOME BDC II, I NC A PUBLICLY REGISTERED NON - TRADED BUSINESS DEVELOPMENT COMPANY Investing in discounted debt of public and private companies Investors are encouraged to contact their Financial Advisor for further information Securities offered through KBR Capital Markets, LLC, Member FINRA/SIPC www.viipeaks - kbr.com 877 - 7000 - KBR (527) The information contained herein is proprietary to and copyrighted by VII Peaks - KBR and any unauthorized reproduction is strictl y prohibited. Co - Optivist is a trademark of VII Peaks Capital, LLC and is being used with their permission. 15